Earnings per share	12 Months Ended
Dec. 31, 2024
Earnings per share [abstract]
Earnings per share

9	Earnings per share
The table below sets forth the computation for basic and diluted net income per ordinary share for the years ended December 31, 2024, 2023 and 2022:

	2024	2023	2022
Profit / (Loss) attributable to owners of the parent (€ '000s)	113,098	(10,551)	181,439

Weighted average number of ordinary shares, basic	501,803,294	498,243,792	490,017,400
Weighted average number of ordinary shares, diluted	503,697,933	498,243,792	490,035,080

Earnings / (Loss) per share, basic (cents)	22.54	(2.12)	37.03
Earnings / (Loss) per share, diluted (cents)	22.45	(2.12)	37.03
The dilutive earnings per share attributable to owners of the parent for the year ended December 31, 2024 does not include 945,508 (2023: 5,146,683) (2022: 5,691,377) shares relating to the potential dilutive effect of the Group RSU awards as to do so would be antidilutive. As described in note 24.2, the Company exercised its rights to exchange all publicly traded warrants for ordinary shares at an agreed ratio and extinguished any remaining private placement warrants and earnout shares in 2022. The warrants and earnout shares were not dilutive during the period they were outstanding and, therefore, were not included in the dilutive earnings per share calculation for 2022.